SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): July 14, 1999



                         ANDEAN DEVELOPMENT CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


    FLORIDA                        33-90696                      65-0648697
---------------                  -----------                   -------------
(State or other                   (Commission                   (IRS Employer
jurisdiction of                  File Number)                Identification No.)
incorporation)

    1900 GLADES ROAD, SUITE 351, BOCA RATON, FLORIDA                33431
    ------------------------------------------------                -----
        (Address of principal executive offices)                  (Zip Code)



        Registrant's telephone number, including area code (561) 416-8930
                                                           --------------

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Item 2.           ACQUISITION OR DISPOSITION OF ASSETS.

         On June 30, 1999, Andean Development Corporation ("ADC") acquired 1,332,710 shares of common stock of Consonni USA, Inc. ("CONUSA") representing 44.4% of the issued and outstanding common stock of CONUSA from Mr. Pedro Pablo Errazuriz, ADC's Chairman and CONUSA's controlling shareholder. ADC acquired the CONUSA common stock in exchange for certain assets, including certain non-performing assets, some long-term receivables, as well as the forgiveness of debt in the sum of $127,514 due from Mr. Errazuriz, which in total net present value raise to $1,923,511. The Company obtained an independent appraisal of the common stock of CONUSA as well as an independent appraisal of certain of the assets exchanged for the stock.

         Prior to this transaction, ADC owned 11.18% of CONUSA's common stock. ADC owns 55.5% of CONUSA's common stock as a result of this transaction.

         CONUSA is a holding company and its main asset is 88% of Construcciones Electromecanicas Consonni S.A. of Bilbao, Spain, a manufacturing company established in 1972, specializing in electric and electronic control centers for Medium and Low Voltage and ECESA, Equipos de Control Electrico S.A., a trading company based in Madrid, Spain.

         The total sales of the Consonni Group (consolidated Consonni and ECESA) during 1998 exceeded $11,500,000 and its net profit was $687,954 as audited by Price Waterhouse Coopers (Spanish GAAP Standards).

         The Board considers that this operation will provide ADC with a new base of sales and increased amount of revenues and profits. Additionally, ADC revenues will be diversified between Latin America and Europe, adding a broader range of clients, increasing stability during periods in which some economies suffer more than others, and providing more stable profile of sales and cash flow.

Item 7.           FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial Statements of Business Acquired.

                  Financial Statements are not included in this Report, but will be filed by amendment not later than 60 days from the date hereof, in accordance with Item 7 of Form 8-K.

         (b)      Pro Forma Financial Information.

                  Pro forma financial statements are not included in this Report, but will be filed by amendment not later than 60 days from the date hereof, in accordance with Item 7 of Form 8-K.

         (c)      Exhibits.

                  Exhibits are not included in this Report, but will be filed by amendment not later than 60 days from the date hereof, in accordance with Item 7 of Form 8-K.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          ANDEAN DEVELOPMENT CORPORATION



Date:  July 14, 1999                      By:/s/ MAURICIO DE LA BARRA
                                             -----------------------------------
                                                 Mauricio De la Barra, President